EXHIBIT 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
Pursuant to 18 U.S.C. Section 1350, as adopted
pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        I, Mogens C. Bay, Chairman and Chief Executive Officer of Valmont Industries, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that Valmont Industries, Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 29, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Valmont Industries, Inc.

May 9, 2003

/s/ MOGENS C. BAY Mogens C. Bay Chairman and Chief Executive Officer

        I, Terry J. McClain, Senior Vice President and Chief Financial Officer of Valmont Industries, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that Valmont Industries, Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 29, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Valmont Industries, Inc.

May 9, 2003

/s/ TERRY J. MCCLAIN Terry J. McClain Senior Vice President and Chief Financial Officer

        A signed original of this written statement required by Section 906 has been provided to Valmont Industries, Inc. and will be retained by Valmont Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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